Exhibit 99.2 Corporate Overview January 2020 1

Safe Harbor Statement This presentation contains “forward-looking statements,” which are statements related to future events, expectations, results, activities, events or developments that SI-BONE expects, believes or anticipates will or may occur in the future. Forward-looking often contain words such as “intends,” “estimates,” “anticipates,” “hopes,” “projects,” “plans,” “expects,” “seek,” “believes,” "see," “should,” “will,” “would,” “target,” and similar expressions and the negative versions thereof. Such statements are based on SI-BONE’s experience and perception of current conditions, trends, expected future developments and other factors it believes are appropriate under the circumstances, and speak only as of the date made. Forward-looking statements are inherently uncertain and actual results may differ materially from assumptions, estimates or expectations reflected or contained in the forward-looking statements as a result of various factors. For details on the uncertainties that may cause our actual results to be materially different than those expressed in our forward-looking statements, please review our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, especially the information contained in the section captioned “Risk Factors”. With respect to the forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. We undertake no obligation to publicly update or revise any forward-looking statements to reflect new information or future events or otherwise unless required by law. 2

Transforming & Leading the Sacropelvic Space Robust Reimbursement Market Large Market1 Clinical Data Advantage Leadership $2.7 billion annual U.S. 80+ published clinical 282 million+ U.S. Pioneering sacropelvic opportunity studies/papers covered lives surgical solutions 279K potential U.S. 2 randomized 35 Exclusive iFuse 6,000+ iFuse U.S. procedures per year controlled trials payor policies procedures in 2019 5-year data ~4% market penetration $915 increased surgeon 60% iFuse estimated Medicare payment2 U.S. market share3 1 Jensen M, Brant-Zawadzki M, Obuchowski N, et al. Magnetic Resonance Imaging of the Lumbar Spine in People Without Back Pain. N Engl J Med. 1994;331:69-116.; Bernard 1987, Schwarzer 1995, Maigne 1996, Irwin 2007, Sembrano 2009.; INSITE RCT data: 5 years in pain and 31% of patients screened were eligible for surgery. 3 2 As of January 1, 2020 3 Cantor Fitzgerald December 17, 2019 Initiation of Coverage document

Financial Profile Strong Revenue Growth Financial Leverage 2019 2020 1 tray $67 - $67.3M $80 - $82M case REVENUE1 REVENUE2 ~90% cost GROSS MARGINS3 CAPITAL EFFICIENCY 21% 19 – 22% GROWTH GROWTH 1 2019 preliminary revenue range reported January 9, 2020 4 2 2020 revenue guidance as of January 9, 2020 3 Gross margin as reported for September 30, 2019

Major Joints Market LAST JOINT SI JOINT LARGEST JOINT 5

30M+ in the U.S. Suffer From Lower Back Pain… 5 years in pain $2.7 15 279K BILLION 4.7M CasesEligible for SIJ 1.4M Annual U.S. surgeries each year SI joint pain sufferers Eligible for surgery Market Opportunity 1.2M therapeutic injections per year 6 Sources: Jensen M, Brant-Zawadzki M, Obuchowski N, et al. Magnetic Resonance Imaging of the Lumbar Spine in People Without Back Pain. N Engl J Med. 1994;331:69-116.; Bernard 1987, Schwarzer 1995, Maigne 1996, Irwin 2007, Sembrano 2009.; INSITE RCT data: 5 years in pain and 31% of patients screened were eligible for surgery.

Pioneering sacropelvic surgical solutions 40,000+ 2,000+ 282M+ Procedures Surgeons Covered Lives 7 Note: As of December 31, 2019 7

Diagnostic Algorithm Acceptance and Adoption Results are as good or better than rules for other lumbar spine conditions PATIENT HISTORY PROVOCATIVE TESTS LOCAL ANESTHETIC INJECTION MEDICARE PRIVATE JAPANESE SACROILIAC JOINT (MACs) PAYORS RESEARCH SOCIETY 8 Source: Petersen et al. BMC Musculoskeletal Disorders (2017) 18:188 DOI 10.1186/s 12891-017-1549-6

A Major Gap in Sacroiliac Joint Therapy NON-SURGICAL MANAGEMENT SURGERY MEDICATIONS, THERAPEUTIC RADIO-FREQUENCY OPEN SI JOINT MIS SI JOINT PHYSICAL THERAPY INJECTIONS ABLATION FUSION FUSION 9

Clinically Proven Minimally Invasive Solution . Proven triangular design and procedure . Porous, 3D-printed titanium implant . Bony on-growth, in-growth, through-growth REPRESENTATIVE TPS-COATED CANCELLOUS 3D-PRINTED 3 MONTH COMPETITOR IFUSE BONE IFUSE-3D SHEEP STUDY >33,000 PROCEDURES 10

Proprietary, Differentiated Technology

	SI Screws	iFuse
		
Rotation	▪ **1X resistance**	▪ **>6x resistance**
Strength	▪ **1X strength**	▪ **3X strength**[1]
Safety	▪ **Unknown**	▪ **Very low complication rate**
Revision	▪ **Unknown**	▪ **3.5% (4-year)**
Clinical Evidence	▪ **16 publications (no RCTs)**	▪ **>80 publications**
Surface	▪ **Smooth** 	▪ **Porous** 

Notes: ECRI Price Guide Report, October 2016; Test Report. SI-BONE TS#300610 Revision A (vs. Rialto); Cher – Med Device Evid Res 2015; SI-BONE Corporate records, January 2018; www.si-bone.com/results; Spain & Holt – *Int J Spine Surg* 2017; Allowed only for the iFuse Implant™, commercially available since 2009; https://www.ncbi.nlm.nih.gov/pmc/articles/PMC5375000/
- 1- Based on iFuse

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SI-BONE

Comprehensive Sacropelvic Surgical Solution Platform Enabling Adjacent Technologies Technologies Markets iFuse iFuse Navigation Decorticator iFuse and iFuse iFuse iFuse Adult Ortho iFuse-3D Neuromonitoring Robotics Bone Deformity Trauma 2009 - 2017 2018 - 2019 2019 - 2020 12

Intellectual Property Overview . 50 issued patents: U.S. (40), OUS (10) . iFuse patents cover until August 2024 . 22 pending patents: U.S. (17), OUS (5) . iFuse-3D patents cover until September 2035 SHAPE APPROACH 3-D TECHNOLOGY Joint … fused … a rectilinear Lateral insertion path through the Fenestration is offset from both the bone fusion implant … across ilium and into the sacrum. A postero- distal end and the proximal end. One the joint lateral insertion path angling through repeating internal portion comprising the SI joint. a plurality of apex struts. 13 Note: As of December 31, 2019

Patient Experience VAS Pain Clinically meaningful at 20 pts 54 Reduction1 POINTS ODI Disability Clinically meaningful at 15 pts 26 Improvement1 POINTS Patient satisfaction 95% 14 1. Whang PG, et al. Med Devices (Auckl). 2019;12:411-422. DOI: 10.2147/MDER.S219862.

Robust Clinical Evidence • >80 peer-reviewed published papers • Long-term 5-year data • Two level 1 randomized studies 15

5-Year Prospective Study, Including RCT VAS SIJ Pain Oswestry Disability Index p < 0.0001 p < 0.0001 Months after iFuse Months after iFuse Published September 2019 16 Source: Whang PG, Darr E, Meyer SC, Kovalsky D, Frank C, Lockstadt H, Limoni R, Redmond AJ, Ploska P, Oh M, Chowdhary A, Cher D, Hillen T. Medical Devices (Auckl). 2019; 12:411-422.

Commercial Progress in 2019 Expand Sales Influence Increase Surgeon Engage Organization Reimbursement Activity KOL’s 100+ U.S. field 282M+ U.S. covered 539 active surgeons Bedrock procedure personnel lives penetrating academic KOL centers Focus on U.S. surgeon 10 U.S. sales regions 27% increase in training surgeon payment1 30+ academic centers trained Note: Information as of December 31, 2019 17 1. Payment goes into effect January 1, 2020

Investment in U.S. Salesforce 100+ FIELD PEOPLE 10 SALES REGIONS • 107 FTEs in U.S. sales organization • 56 sales reps • 51 clinical support specialists • $1.2M average rep productivity 18 Note: As of December 31, 2019, unless stated otherwise

Growing U.S. Reimbursement COVERED LIVES (12/31) 162 256 282+ MILLION MILLION MILLION 2017 2018 2019 . 131 million covered by private payors . 35 U.S. exclusive policies . All 7 Medicare MACS cover . 60+ million exclusive covered lives 19 Note: As of December 31, 2019

Medicare Increased Surgeon Payment 27% Increase $915 $720 2019 2020 20 Note: As of December 31, 2019

Bedrock Technique Increasing Awareness of SI-Joint • Bedrock technique as an adjunct to long fusion • US Bedrock launched: June 2019 • “Open” or MIS technique • Posterior: iFuse-3D implants parallel to S2AI screws • Lateral: iFuse-3D implants plus S2AI screws • iFuse biomechanical: >30% reduction in SIJ motion 21

Bedrock Case Studies • Completed 86+ primary iFuse cases • 1-2 adult spinal deformity cases per week • 20% of adult spinal deformity patients have pre-op SIJ pain Joshua Heller, MD, MBA 1st Bedrock Case December 19, 2019 Assistant Professor Neurosurgery Jefferson University Hospital • Trained 14 surgeons on iFuse and Bedrock procedures on October 19, 2019 • 3-4 adult spinal deformity cases per week • Opportunity to take over primary SIJ fusion Jeremy Fogelson, MD 1st Bedrock Case November 13, 2019 Associate Professor Neurosurgery Mayo Clinic 22

Worldwide Revenue Growth $19.5 – $19.8M $80 – $82M $67 – $67.3M $55.4M $15.6M 1 Q4 2018 Q4 2019 2018 2019 2020 Growth 13% 25 – 27% Growth 15% 21% 19 – 22% 23 1. 2020 revenue guidance as of January 9, 2020

U.S. Revenue Growth $18.3 – $18.5M $61.6 – $61.8M $15.6M $50.1M Q4 2018 Q4 2019 2018 2019 Growth 16% 27 – 28% GrowthGrowth 16%16% 21 – 22%23% 20 – 23% 24

2020 Outlook • Expecting revenues of $80 – $82 million, 19-22% growth • Increasing U.S. field personnel and productivity • Training activities to increase active surgeons • Penetrating additional academic KOL centers with Bedrock • Capitalizing on 27% increase in Medicare surgeon payment and additional payor coverage 25

Investment Highlights >6,000 U.S. PROCEDURES IN 2019 ROBUST REIMBURSEMENT POSITIVE DATA ADVANTAGE FINANCIAL PROFILE + PUBLISHED 282M I L L I O N 21% >80 PAPERS COVERED LIVES GROWTH RANDOMIZED PAYOR $67 - $67.3M REVENUE 2 TRIALS 35 EXCLUSIVES ~90% GROSS MARGINS 279,000 U.S. POTENTIAL PATIENTS PER YEAR 26 Note: As of December 31, 2019

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Disclosure The iFuse Implant System is intended for sacroiliac fusion for conditions including sacroiliac joint dysfunction that is a direct result of sacroiliac joint disruption and degenerative sacroiliitis. This includes conditions whose symptoms began during pregnancy or in the peripartum period and have persisted postpartum for more than 6 months. The iFuse Implant System is also indicated for sacroiliac fusion to augment stabilization and immobilization of the sacroiliac joint in skeletally mature patients undergoing sacropelvic fixation as part of a lumbar or thoracolumbar fusion. There are potential risks associated with the iFuse Implant System. It may not be appropriate for all patients and all patients may not benefit. For more information on risks, please see http://www.si-bone.com/risks One or more of the individuals named herein may be past or present SI-BONE employees, consultants, investors, clinical trial investigators, or grant recipients. Research described herein may have been supported in whole or in part by SI-BONE. SI-BONE and iFuse Implant System are registered trademarks of SI-BONE, Inc. iFuse-3D, iFuse Bone, iFuse Decorticator, iFuse Implant, iFuse Navigation, iFuse Bedrock and iFuse Neuromonitoring are trademarks of SI-BONE, Inc. © 2020 SI-BONE, Inc. All rights reserved. 28